SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 19, 1999
                                  -------------


                             CGI HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          NEVADA 33-19980-D 87-0450450
              ------------- ---------------- ----------------------
                    (State of (Commission file (IRS Employer
                  incorporation) Number) Identification Number)


               8400 BROOKFIELD AVENUE, BROOKFIELD, ILLINOIS 60513
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (708) 387-0900
                                 --------------


ITEM 5.  OTHER EVENTS

This 8-K/A is an amendment to the 8-K dated March 19, 1999 related to the acquisition by CGI Holding Corporation (the "Company") of substantially all of the assets (the "Acquired Assets") of Salle International, L.L.C. ("Salle"). The purpose of this amendment is to report on the agreement entered into by and among the parties that amended certain terms and provisions of the previously reported Asset Purchase Agreement dated March 2, 1999 (the "Purchase Agreement") by and between the Company and Salle, and the related agreements.

On May 14, 1999 the Company, it's subsidiary, Personal Care Products, Inc., an Illinois corporation ("PCP"), Salle, Michael Balkin ("Balkin"), Neal Seltzer ("Seltzer") and PCP Partners, an Illinois general partnership of which Mr. Balkin is the managing partner ("PCP Partners"), entered into an agreement effective and dated as of March 31, 1999 (the "Agreement"). Pursuant to the Agreement, the parties agreed that all the remaining and outstanding payment and performance obligations of the Company and PCP under the Purchase Agreement, the agreement dated March 5, 1999 by and between PCP and Balkin (the "Balkin Agreement"), the agreement dated March 5, 1999 by and between PCP and Seltzer (the "Seltzer Agreement"), and the Subscription Agreement dated March 8, 1999 by and between PCP and PCP Partners (the "Subscription Agreement") were completely fulfilled, liquidated and replaced by the following payment and issuance obligations:

(a) PCP will pay $263,000 to be paid and applied in the following order -

(i) first to the remaining amount of Salle's indebtedness owed to its senior secured creditor, Harris Bank, Chicago, Illinois ("Harris Bank") by June 15, 1999,

(ii) second to the amount of Salle's indebtedness owed to its secured creditor, Transcap Trade Financing by June 30, 1999, and

(iii) third the balance, if any, to Balkin by June 30, 1999;

(b) PCP will pay to or for the benefit of Salle certain of Salle's trade debt with its unsecured trade creditors an amount in the aggregate not to exceed $84,400 in accordance with the formula and requirements contained in the Agreement; and

(c) the Company will issue 1,600,000 restricted and not registered shares of its common stock to PCP Partners.

Additionally and pursuant to the Agreement, the parties released and discharged each other from all causes of action and claims they have or may have against one another arising out of or in any way connected with the Purchase Agreement, the Balkin Agreement, the Seltzer Agreement and the Subscription Agreement.
Further, PCP Partners agreed to deliver a certificate representing the 35,000 shares of Class B common stock of PCP with an assignment signed in blank to the Company.

The payment obligations of PCP under the Agreement are being funded pursuant to loans extended by the Company to PCP. The Company has funded such loans from moneys made available to it by its subsidiaries, Roli Ink Corporation ("RIC") and Safe Environment Corp. ("SECO"). SECO has funded its loans to the Company by drawing upon its $1.35 million revolving line of credit with CIB Bank and RIC has funded its loans to the Company by drawing upon its $150 thousand revolving line of credit with CIB Bank.

Payments made prior to the Agreement

Prior to the May 14, 1999 execution of the Agreement, PCP had paid no moneys to either Balkin or Seltzer. However, PCP had paid Salle $240,000 and Harris Bank $299,953.

Current Circumstances and Forward Looking Statement

PCP has been operating the business and the Acquired Assets from Salle since March 5, 1999. During this time, a new management team has been installed and financial controls have been instituted. The acquired business is the specialty contract manufacturing and distribution business and provides private label packaging services.

As a consequence of the new management team, the Company expects that PCP will realize for the second half of 1999 revenues of approximately $2.5 million and net earning of approximately $100 thousand.1

Related Agreement

As an inducement and a precondition to entering into the Agreement and concurrent with the May 14, 1999 execution of the Agreement, the Company, PCP and Balkin entered into a letter agreement (the "Letter Agreement") pursuant to which:

i. the Company and PCP indemnified Balkin and PCP Partners against certain claims, causes of action, losses, costs and expenses as set forth therein made by or due to (A) Harris Bank, (B) creditors of Salle, (C) Suzanne Mancini, Gregory Mancini and Herbanario and (D) Ray Schumer, Steve Groya and/or Bonzer Business Associates, Inc.;

ii. except for the indemnify provided by the Company and PCP for claims of Harris Bank and creditors of Salle, Balkin indemnified the Company and PCP against all actions, causes of action, losses, damages, claims, costs or expenses incurred by them arising from the payment of or defense against any obligations of Salle; and

iii. except for the foregoing indemnities, the Company, PCP and Balkin mutually released and discharged each other from, among other things, all manner of actions, judgments and claims which they now have, may have had or may thereafter have arising out of or in any way connected with the purchase and sale of assets of Salle to PCP.

The Company, PCP and Balkin also agreed that the indemnities and the mutual release and discharge in the Letter Agreement would supersede and not be affected by the release contained in the Agreement. Further, the Company, PCP and Balkin agreed that PCP Partners is a third party beneficiary to the Letter Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Exhibits

2.1 Agreement dated as of March 31, 1999, by and between CGI Holding Corporation, Personal Care Products, Inc., Salle International, L.L.C., Michael Balkin, Neal Seltzer and PCP Partners

2.2 Letter Agreement by CGI Holding Corporation, Personal Care Products, Inc. and Michael Balkin

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 19, 1999
                           CGI HOLDING CORPORATION
                                (Registrant)


                           By:      /s/ John Giura
                                    John Giura, President and Director
                                   (Principal Executive Officer)


                                  EXHIBIT INDEX


Number            Subject Matter
---------         -----------------

2.1 Agreement dated as of March 31, 1999, by and between CGI Holding Corporation, Personal Care Products, Inc., Salle International, L.L.C., Michael Balkin, Neal Seltzer and PCP Partners

2.2 Letter Agreement by CGI Holding Corporation, Personal Care Products, Inc. and Michael Balkin





                                   EXHIBIT 2.1

Agreement dated as of March 31, 1999, by and between CGI Holding Corporation, Personal Care Products, Inc., Salle International, L.L.C., Michael Balkin, Neal Seltzer and PCP Partners.

                                    AGREEMENT


AGREEMENT made as of the 31st day of March 1999 by and between CGI HOLDING CORPORATION ("CGI"), PERSONAL CARE PRODUCTS, INC. ("PCP"), SALLE INTERNATIONAL, LLC ("Salle"), MICHAEL BALKIN ("Balkin"), NEAL SELTZER ("Seltzer") and PCP PARTNERS ("Partners").

                              W I T N E S S E T H:

Pursuant to an Asset Purchase Agreement dated March 2, 1999 between CGI and Salle, as amended, PCP purchased certain assets from Salle and agreed to pay certain amounts. By Agreements between PCP and Balkin and Seltzer dated March 5, 1999, as amended, PCP acquired certain indebtedness owed by Salle to such parties which under certain circumstances could be converted into common stock of CGI. By a Subscription Agreement between PCP and Partners, Partners subscribed for certain shares of stock of PCP which under certain circumstances could be converted into common stock of CGI. Various disputes have arisen between the parties and to settle such disputes the parties desire to amend such Agreements in certain respects so that PCP will make certain payments and CGI will currently issue certain shares of its common stock in complete fulfillment and liquidation of any and all amounts owed and conversion rights under the Asset Purchase Agreement with Salle, under the Agreements with Balkin and Seltzer and under the Subscription Agreement with Partners.

NOW,  THEREFORE,  in  consideration  of these  premises  and for other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

1.       PAYMENT OF CASH

(a) PCP agrees to pay, and will complete payment of (i) below by June 15, 1999 and (ii) and (iii) below by June 30, 1999, the sum of $263,000 which shall be paid and applied in the following order:

(i) Harris Bank, Chicago, Illinois: Such amount as is required for Harris Bank to at PCP's option either release the security interests granted to Harris Bank by Salle on the assets of Salle purchased by PCP or assign such security interests to PCP or such party designated by PCP and, in either event, obtain the release of Balkin from all obligations to Harris Bank in connection with Salle's obligations.

(ii) Transcap Trade Financing: Such amount as is required for Transcap Trade Financing to release the security interests granted to Transcap Trade Financing by Salle on the assets of Salle purchased by PCP and to transfer to PCP title to any and all products ordered by Salle through Transcap Trade Financing.

(iii) The balance, if any, to Balkin.

(b) Salle agrees to seek to reach a settlement with its trade creditors listed on Exhibit A attached hereto on the basis of $.20 per each $1.00 of debt. To the extent Salle is able to obtain the agreement of such creditors to such settlement and such creditors execute and deliver a full and complete release of any and all claims related to such indebtedness, PCP agrees to promptly fund the required amount and/or cause such shares to be issued. Such disbursements shall be made to Salle for such payment or funded through an escrow as determined by PCP. PCP's commitment to fund such amount or direct the delivery of such shares shall expire as to all creditors who have not executed and delivered such releases in form satisfactory to PCP by 5:00 p.m. on May 29, 1999 and is conditioned upon Salle obtaining such releases from creditors representing at least seventy-five percent (75%) in dollar amount and fifty percent (50%) in number of the creditors listed on Exhibit A.

(c) Except as provided in 1(b) above, it is agreed that no other amounts are due from PCP or CGI to Salle or any other parties to this Agreement. Without limiting the foregoing, it is agreed that no additional amounts are due by PCP under paragraph II (D) of the Asset Purchase Agreement.

2.       ISSUANCE OF CGI STOCK

(a) Concurrent with the payment under paragraph 1 above, CGI shall direct its transfer agent to issue 1,600,000 shares of its common stock to PCP Partners.

(b) Such shares shall be issued in exchange for any and all amounts due and agreements of PCP and CGI under the Agreements between PCP and Balkin and Seltzer and under the Subscription Agreement between PCP and Partners and the 35,000 shares of Class B Common stock which are the subject matter of such Subscription Agreement. Partners shall deliver the certificate representing such shares of PCP to CGI together with an assignment signed in blank at the time CGI issues its direction to the transfer agent. It is acknowledged and agreed that the shares of CGI have not and will not be registered under any federal or state securities laws, rules or regulations and shall not be transferable except according to applicable law and the Certificates therefor shall bear legends to such effect and to the other agreements herein contained. The recipients of such shares shall each acknowledge such restrictions as a condition to the receipt of their respective certificates. In the event that CGI files a registration statement after the issuance of such shares of CGI, CGI will permit such shares to piggy back on such registration on the conditions of and to the extent the underwriter permits the same. CGI agrees that for a period of two years from the date hereof it will not issue addition shares of its common stock if the effect thereof is to dilute the above shares other than on a prorata basis with other shares of CGI's then outstanding shares of its common stock.

3.       RESIGNATIONS

Upon the first payments under paragraph 2 above Balkin shall and Balkin shall cause Mark Fuller to resign as directors and officers of PCP, to be effective immediately.

4.       RELEASES

Except for the matters set forth herein PCP and CGI on behalf of themselves and their successors and assigns on the one part and Salle, Balkin, Seltzer and Partners and their respective heirs, legatees, personal representatives, members, partners, successors, and assigns on the other part, mutually release and discharge each other and their respective heirs, legatees, personal representatives, successors, assigns, officers, directors, members, partners, employees and agents of and from all manner of actions, causes of action, suits, debts, covenants, controversies, agreements, promises, damages, judgments, claims and demands which they now have, may have had or may hereafter have arising out of or in any way connected with the purchase and sale of assets of Salle to PCP, the organization of PCP and the issuance of stock of CGI.

5.       MISCELLANEOUS

(a) Captions.

The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

(b) Number and Gender of Words.

Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

(c) Notices.

All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be personally delivered or mailed by certified mail, first class postage prepaid, or by prepaid Federal Express or other messenger service, to the party to which directed at its address as it appears below, and shall be deemed to have been give on the date actually received or refused. Any party may change its address for purposes of this paragraph by giving written notice of such change to all other parties in the manner hereinabove provided.

                                    If to the PCP or CGI:

                                    John Giura
                                    8400 Brookfield Avenue
                                    Brookfield, Illinois 60513

                                    With copy to:

                                    David J. Jolivette
                                    Jolivette & Templer, P.C.
                                    10 South LaSalle Street
                                    Suite 1017
                                    Chicago, Illinois 60603
                                    If to the other parties:

                                    Michael Balkin
                                    _ William Blair & Company
                                    222 West Adams
                                    Chicago, Illinois 60606


                                    With copy to:

                                    Jeffrey Hechtman
                                    Horwood, Marcus & Berk, Chtd.
                                    333 West Wacker Drive
                                    Suite 2800
                                    Chicago, Illinois 60606

(d) Governing Law.

This Agreement is intended to be performed in the State of Illinois and the laws of such State, excluding its choice of laws provisions, shall govern the validity, construction, enforcement and interpretation of this Agreement, and all parties agree to the venue and jurisdiction of any Court in Cook County, Illinois.

(e) Entirety and Amendments.

This Agreement embodies the entire Agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction contemplated herein, and may be amended or supplemented only by an instrument in writing executed by the party against whom such amendment is asserted.

(f) Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid or enforceable.

(g) Multiple Counterparts.

This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(h) Parties Bound.

This  Agreement  shall be binding  upon and inure to the  benefit of the parties
hereto  and  their  respective  heirs,   legatees,   personal   representatives,
successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                             CGI HOLDING CORPORATION


                             By:      /s/ John Giura
                             Its:     President

                             PERSONAL CARE PRODUCTS, INC.


                             By:      /s/ John Giura
                             Its:     Vice President


                             SALLE INTERNATIONAL, L.L.C.

                             By:      /s/ Michael Balkin
                                      Michael Balkin, Manager


                                      /s/ Neal Seltzer
                                      NEAL SELTZER


                             PCP PARTNERS


                            By:      /s/ Michael Balkin
                                     Michael Balkin



                                   EXHIBIT 2.2

Letter Agreement by CGI Holding Corporation, Personal Care Products, Inc. and Michael Balkin.


                             CGI HOLDING CORPORATION
                          PERSONAL CARE PRODUCTS, INC.

                             8400 Brookfield Avenue
                           Brookfield, Illinois 60513


Telephone                                                        Facsimile
(708) 387-0900                                                  (708) 387-2599



Mr. Michael Balkin
_ William Blair & Company
222 West Adams
Chicago, Illinois 60603

Re:      Salle International, LLC.

Dear Michael:

In order to settle certain disputes which have arisen between Personal Care Products, Inc., ("PCP") CGI Holding Corporation ("CGI"), Salle International, LLC ("Salle"), Neil Seltzer ("Seltzer"), PCP Partners ("Partnership") and Michael P. Balkin ("Balkin") concerning PCP's purchase of certain assets of Salle and PCP's Agreement with Balkin concerning such transaction, all of such parties, including PCP, CGI and Balkin and the Partnership are currently entering onto an Agreement, a copy of which is attached hereto as Exhibit 1, to settle such disputes. In such regard PCP, CGI and Balkin and the Partnership have, as an inducement and precondition to each of us entering into such Agreement, made certain other agreements set forth as follows:


1. PCP and CGI agree to indemnify, defend and hold Balkin and the Partnership harmless from and against any claims, actions, causes of action, losses, costs and expenses made by or due to (a) Harris Bank, Chicago, Illinois against Balkin in connection with the indebtedness of Salle which Balkin guaranteed or (b) the creditors of Salle against Balkin or the Partnership who are listed on Exhibit A of such Agreement to the extent of the amount of trade debt listed on such
Exhibit including any claims by a bankruptcy trustee or similar claim in any bankruptcy or similar proceeding which is initiated by such creditor and which results in the surrender of some or all of the stock of CGI being issued to Partnership under the Agreement attached hereto as Exhibit 1, provided, however, such indemnity relating to a preference or similar claim in any bankruptcy or similar proceeding shall not exceed the number of shares so surrendered times $0.21 less any amounts paid to Balkin and/or Partnership or their heirs, legatees, partners, successors or assigns through such preceding or (c) Suzanne Mancini, Gregory Mancini and Herbanario up to an aggregate of $27,500.00 or (d) claims by Ray Schumer, Steve Groya and/or Bonzer Business Associates, Inc. up to an aggregate of $25,000.00. This indemnity does not extend to any claims made by Harris Bank with regard to any other matters or by such creditors for any matters other than such trade debt in the amounts listed on the Exhibit. This indemnity shall be effective even if the minimum threshold requirement for PCP's funding are not met and whether or not PCP funds any amounts to pay such trade debt or otherwise pays or obtains settlements of such amounts due by Salle. Balkin agrees to cooperate in the efforts to obtain settlements with such trade creditors including but not limited to promptly sending an offer of settlement to such creditors on behalf of Salle in a form mutually agreed upon however, failure of cooperation shall not in any way limit or eliminate the obligations under this paragraph. The indemnity shall further include reasonable attorneys fees incurred by you after the date of the Agreement if and to the extent Balkin and/or the Partnership are personally named as a defendant in any suit by Harris Bank or any such trade creditors in connection with such indebtedness for which Balkin or the Partnership are indemnified. The attorneys handling such matters are subject to PCP's reasonable approval and in PCP's option it shall designate the attorneys to handle the matter on your behalf. PCP shall have the sole right to settle any such claims in a manner which it deems reasonable. Balkin and the Partnership agree to cooperate in the defense of any such actions and agree to direct your attorneys to make full disclosure to us or the attorneys designated by PCP with regard to such matters. Balkin represents and warrants that the only legal actions of which Balkin is aware which are pending against Salle and/or listed on Exhibit 2 attached hereto. The above indemnities shall superceed the indemnities contained in the Agreement between PCP and Balkin dated March 5, 1999.


2. Except for the claims of Harris Bank and Salle's creditors for which we have agreed to indemnify Balkin and the Partnership as set forth above, Balkin agrees to indemnify and hold harmless PCP and CGI and their officers, directors, employees and agents against any and all action, causes of action, losses, damages, claims, costs or expenses incurred by PCP or CGI, including reasonable attorney fees, asserted against or incurred by PCP or CGI arising from the payment of or defense against any obligations of Salle. Without limiting the foregoing, such claims shall include any claims made by any taxing authorities, creditors of Salle (except set forth above), employees of Salle (except as set forth above), customers of Salle or purchasers or users of products produced by Salle or any claims for environmental matters or any claims arising out of any litigation filed against Salle. PCP and CGI shall have the sole right to settle any such claims in a manner which they deem reasonable.


3. Except for the matters set forth in paragraphs 1 and 2 above, PCP and CGI on behalf of themselves and their successors and assigns and you on behalf of themselves and their respective heirs, legatees, personal representatives, partners, successors and assigns mutually release and discharge each other and our respective heirs, legatees, personal representatives, successors, assigns, officers, directors, employees and agents of and from all manner of actions, causes of action, suits, debts, covenants, controversies, agreements, promises, damages, judgments, claims and demands which they now have, may have had or may hereafter have arising out of or in any way connected with the purchase and sale of assets of Salle to PCP. As between the parties hereto, the agreements in this letter and the releases herein shall superceed and not be affected by the mutual release contained in the Agreement attached hereto as Exhibit 1.


4. The Partnership is intended to be a third party beneficiary of this Agreement and shall be entitled to rely hereon.


Please indicate that you have agreed to the foregoing by signing and returning a copy of this letter. The foregoing agreements shall be binding on PCP, CGI and you when the attached Agreement and this letter have been signed and delivered by all their respective parties.


                                    PERSONAL CARE PRODUCTS, INC.


                                    By:      /s/ John Giura
                                    Its:     Vice President


                                    CGI HOLDING CORPORATION


                                    By:      /s/ John Giura
                                    Its:     President

                                    I hereby agree to the foregoing


                                    /s/ Michael Balkin
                                    Michael Balkin

                                    EXHIBIT 1

                                    AGREEMENT


AGREEMENT made as of the 31st day of March 1999 by and between CGI HOLDING CORPORATION ("CGI"), PERSONAL CARE PRODUCTS, INC. ("PCP"), SALLE INTERNATIONAL, LLC ("Salle"), MICHAEL BALKIN ("Balkin"), NEAL SELTZER
("Seltzer") and PCP PARTNERS ("Partners").

                              W I T N E S S E T H:

Pursuant to an Asset Purchase Agreement dated March 2, 1999 between CGI and Salle, as amended, PCP purchased certain assets from Salle and agreed to pay certain amounts. By Agreements between PCP and Balkin and Seltzer dated March 5, 1999, as amended, PCP acquired certain indebtedness owed by Salle to such parties which under certain circumstances could be converted into common stock of CGI. By a Subscription Agreement between PCP and Partners, Partners subscribed for certain shares of stock of PCP which under certain circumstances could be converted into common stock of CGI. Various disputes have arisen between the parties and to settle such disputes the parties desire to amend such Agreements in certain respects so that PCP will make certain payments and CGI will currently issue certain shares of its common stock in complete fulfillment and liquidation of any and all amounts owed and conversion rights under the Asset Purchase Agreement with Salle, under the Agreements with Balkin and Seltzer and under the Subscription Agreement with Partners.


NOW,  THEREFORE,  in  consideration  of these  premises  and for other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

1.       PAYMENT OF CASH

(a) PCP agrees to pay, and will complete payment of (i) below by June 15, 1999 and (ii) and (iii) below by June 30, 1999, the sum of $263,000 which shall be paid and applied in the following order:

(i) Harris Bank, Chicago, Illinois: Such amount as is required for Harris Bank to at PCP's option either release the security interests granted to Harris Bank by Salle on the assets of Salle purchased by PCP or assign such security interests to PCP or such party designated by PCP and, in either event, obtain the release of Balkin from all obligations to Harris Bank in connection with Salle's obligations.

(ii) Transcap Trade Financing: Such amount as is required for Transcap Trade Financing to release the security interests granted to Transcap Trade Financing by Salle on the assets of Salle purchased by PCP and to transfer to PCP title to any and all products ordered by Salle through Transcap Trade Financing.

(iii) The balance, if any, to Balkin.

(b) Salle agrees to seek to reach a settlement with its trade creditors listed on Exhibit A attached hereto on the basis of $.20 per each $1.00 of debt. To the extent Salle is able to obtain the agreement of such creditors to such settlement and such creditors execute and deliver a full and complete release of any and all claims related to such indebtedness, PCP agrees to promptly fund the required amount and/or cause such shares to be issued. Such disbursements shall be made to Salle for such payment or funded through an escrow as determined by PCP. PCP's commitment to fund such amount or direct the delivery of such shares shall expire as to all creditors who have not executed and delivered such releases in form satisfactory to PCP by 5:00 p.m. on May 29, 1999 and is conditioned upon Salle obtaining such releases from creditors representing at least seventy-five percent (75%) in dollar amount and fifty percent (50%) in number of the creditors listed on Exhibit A.

(c) Except as provided in 1(b) above, it is agreed that no other amounts are due from PCP or CGI to Salle or any other parties to this Agreement. Without limiting the foregoing, it is agreed that no additional amounts are due by PCP under paragraph II (D) of the Asset Purchase Agreement.

2.       ISSUANCE OF CGI STOCK

(a) Concurrent with the payment under paragraph 1 above, CGI shall direct its transfer agent to issue 1,600,000 shares of its common stock to PCP Partners.

(b) Such shares shall be issued in exchange for any and all amounts due and agreements of PCP and CGI under the Agreements between PCP and Balkin and Seltzer and under the Subscription Agreement between PCP and Partners and the 35,000 shares of Class B Common stock which are the subject matter of such Subscription Agreement. Partners shall deliver the certificate representing such shares of PCP to CGI together with an assignment signed in blank at the time CGI issues its direction to the transfer agent. It is acknowledged and agreed that the shares of CGI have not and will not be registered under any federal or state securities laws, rules or regulations and shall not be transferable except according to applicable law and the Certificates therefor shall bear legends to such effect and to the other agreements herein contained. The recipients of such shares shall each acknowledge such restrictions as a condition to the receipt of their respective certificates. In the event that CGI files a registration statement after the issuance of such shares of CGI, CGI will permit such shares to piggy back on such registration on the conditions of and to the extent the underwriter permits the same. CGI agrees that for a period of two years from the date hereof it will not issue addition shares of its common stock if the effect thereof is to dilute the above shares other than on a prorata basis with other shares of CGI's then outstanding shares of its common stock.

3.       RESIGNATIONS

Upon the first payments under paragraph 2 above Balkin shall and Balkin shall cause Mark Fuller to resign as directors and officers of PCP, to be effective immediately.

4.       RELEASES

Except for the matters set forth herein PCP and CGI on behalf of themselves and their successors and assigns on the one part and Salle, Balkin, Seltzer and Partners and their respective heirs, legatees, personal representatives, members, partners, successors, and assigns on the other part, mutually release and discharge each other and their respective heirs, legatees, personal representatives, successors, assigns, officers, directors, members, partners, employees and agents of and from all manner of actions, causes of action, suits, debts, covenants, controversies, agreements, promises, damages, judgments, claims and demands which they now have, may have had or may hereafter have arising out of or in any way connected with the purchase and sale of assets of Salle to PCP, the organization of PCP and the issuance of stock of CGI.

5.       MISCELLANEOUS

(a)      Captions.

The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

(b)      Number and Gender of Words.

Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

(c)      Notices.

All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be personally delivered or mailed by certified mail, first class postage prepaid, or by prepaid Federal Express or other messenger service, to the party to which directed at its address as it appears below, and shall be deemed to have been give on the date actually received or refused. Any party may change its address for purposes of this paragraph by giving written notice of such change to all other parties in the manner hereinabove provided.

                                    If to the PCP or CGI:

                                    John Giura
                                    8400 Brookfield Avenue
                                    Brookfield, Illinois 60513

                                    With copy to:

                                    David J. Jolivette
                                    Jolivette & Templer, P.C.
                                    10 South LaSalle Street
                                    Suite 1017
                                    Chicago, Illinois 60603
                                    If to the other parties:

                                    Michael Balkin
                                    _ William Blair & Company
                                    222 West Adams
                                    Chicago, Illinois 60606


                                    With copy to:

                                    Jeffrey Hechtman
                                    Horwood, Marcus & Berk, Chtd.
                                    333 West Wacker Drive
                                    Suite 2800
                                    Chicago, Illinois 60606

(d)      Governing Law.

This Agreement is intended to be performed in the State of Illinois and the laws of such State, excluding its choice of laws provisions, shall govern the validity, construction, enforcement and interpretation of this Agreement, and all parties agree to the venue and jurisdiction of any Court in Cook County, Illinois.

(e)      Entirety and Amendments.

This Agreement embodies the entire Agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction contemplated herein, and may be amended or supplemented only by an instrument in writing executed by the party against whom such amendment is asserted.

(f)      Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid or enforceable.

(g)      Multiple Counterparts.

This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(h)      Parties Bound.

This  Agreement  shall be binding  upon and inure to the  benefit of the parties
hereto  and  their  respective  heirs,   legatees,   personal   representatives,
successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                 CGI HOLDING CORPORATION


                                 By:     /s/ John Giura
                                 Its:    President


                                 PERSONAL CARE PRODUCTS, INC.


                                 By:     /s/ John Giura
                                 Its:    Vice President


                                 SALLE INTERNATIONAL, L.L.C.


                                 By:     /s/ Michael Balkin
                                         Michael Balkin, Manager

                                 By:     /s/ Neal Seltzer
                                         Neal Seltzer


                                 PCP PARTNERS


                                 By:     /s/ Michael Balkin
                                         Michael Balkin, General Partner




                                    EXHIBIT 2

                                   LITIGATION




1. Team Packaging, Inc. v. Laboratory Dynamics, LLC In the Circuit Court of Cook County, Illinois 99 M1 - 102648

2. Suzanne Mancini and Gregory Mancini v. Salle International, LLC State of Rhode Island and Providence Plantations, Superior Court 99 -

3. Kiwi Brands v. Salle International, LLC In the Circuit Court of Cook County,

--------
1 This 8-K/A includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements contain information regarding growth and earnings expectations based on the Company's current assumptions involving a number of risks and uncertainties. There are certain important factors that can cause actual results to differ materially from the forward-looking statements, including, without limitation, adverse business or market conditions; the ability of the Company to secure and satisfy customers; and adverse competitive developments. Readers are cautioned not to place undue reliance on forward-looking statements.